UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2017
Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s historic Section 16 Executive Officer employment agreements provided for 12 months’ notice and 12 months’ base salary as severance in the event of termination of the executive’s employment without cause, among other provisions. Some executive employment agreements, e.g. the Executive Employment Agreement for Rick Smith, the Company’s CEO, date back over 15 years ago. The Company determined that it was in the best interest of the Company’s stockholders to eliminate severance benefits for termination with cause, and to reduce severance benefits for termination without cause or for good reason from 12 months to 1 month of base salary, as well as to reduce the notice period from 12 months to 11 months. Further, in order to align the interests of executives to those of stockholders in the event of a change of control, to increase the severance from 24 months to 36 months base salary if the executive’s employment is terminated due to change of control. The new Executive Employment Agreements being filed with this Form 8-K incorporate these changes among others.

Effective December 1, 2017 Axon Enterprise, Inc. (the “Company”) entered into separate executive employment agreement (the “Agreements”) with Patrick W. Smith, CEO, Luke S. Larson, President, Douglas E. Klint, Executive Vice President and General Counsel, and Joshua M. Isner, Executive Vice President of Global Sales (collectively, the "Executives"). The Agreements provide the Executives with the following compensation and benefits:

Term of Employment: The Agreements shall commence on the effective date and continue for a period of one year. The Agreements will automatically renew and continue for successive one year terms unless terminated pursuant to qualifying termination events, and will automatically terminate, without notice, when an Executive reaches 70 years of age.

Base Salary: As set forth in each Executive's individual executive employment agreement, annual base salaries are as follows:

Executive	Base Salary
Patrick W. Smith	$350,000
Luke S. Larson	325,000
Douglas E. Klint	300,000
Joshua M. Isner	275,000

Bonus Opportunity: During the term of each Agreement, each Executive shall be eligible to participate in any cash bonus programs adopted by the Compensation Committee of the Board of Directors (the "Committee"). Whether each Executive receives the entire annual cash bonus for any calendar year will be determined by the Committee, in its sole discretion, and depend on each individual Executive's and the Company’s attainment of the pre-established performance objectives set by the Committee. Target bonus amounts under the Company's cash bonus program are as follows:

Executive	Target Bonus
Patrick W. Smith (a)	N/A
Luke S. Larson	$100,000
Douglas E. Klint	200,000
Joshua M. Isner (b)	500,000
(a) Mr. Smith's eligible bonus amount will be established by the Committee, in its sole discretion. No target bonus opportunity was established in his agreement.
(b) Mr. Isner is eligible to participate in the sales commission program as adopted by the Committee. His target commission under the plan is $500,000 and whether he receives the entire annual target commission will be determined by the Committee and will depend on Mr. Isner's attainment of specified performance objectives.

Equity Incentive: Each Executive shall be eligible to receive grants of stock options, restricted stock units, and other forms of equity compensation awards (time and/or performance based). Such awards, if any, shall be made in the sole discretion of the Committee and will be subject to the terms and conditions established by the Committee, the Company’s then existing equity incentive plan document, and the individual award agreement.
Termination and Severance: The Company may terminate each Agreement and each Executive's employment under the following circumstances, and in any such case, the compensation due following any such early termination shall be paid as follows:

•	By the Company For Cause

◦	Notice: Immediate termination of employment, except if related to poor performance (as determined by the Committee), with an opportunity to cure during a 30-day notice period.

◦	Severance benefits: Base salary through termination date. Any vested but unexercised stock options must be exercised within 90 days of termination.

•	By the Company Without Cause

◦	Notice: 11 months notice

◦	Severance: One month of base pay, prorated bonus, and accelerated vesting of all time and performance equity awards to the extent permitted by the terms of the then applicable stock incentive plan.

•	By the Executive: For Good Reason

◦	Notice: Executive provides 30 days notice of good reason, as defined in the Agreements, and Company has opportunity to cure during the 30-day notice period.

◦
Severance: 12 months of base pay, prorated bonus, and accelerated vesting of all time and performance (at target level) equity awards to the extent permitted by the terms of the then applicable stock incentive plan.

•	Death or Disability

◦
Severance: 18 months of base pay, prorated bonus, and accelerated vesting of all time and performance (at target) equity awards to the extent permitted by the terms of the then applicable stock incentive plan.

•	Change of Control

◦	Termination by Company at request of acquiring company within six months prior to change of control

▪
Severance Benefits: 36 months base salary, prorated bonus, 12 months COBRA payments and accelerated vesting of all time and performance (at target) equity awards to the extent permitted by the terms of the then applicable stock incentive plan.

◦	Termination by Executive for good reason upon change of control

▪	Notice: 20 days notice to be received by Company within 90 days after change of control.

▪
Severance Benefits: 36 months base salary, prorated bonus, 12 months COBRA payments and accelerated vesting of all time and performance (at target) equity awards to the extent permitted by the terms of the then applicable stock incentive plan.

◦	Termination by Company without cause or by Executive for good reason within 36 months after change of control

▪
Severance Benefits: 36 months base salary, prorated bonus, 12 months COBRA payments and accelerated vesting of all time and performance (at target) equity awards to the extent permitted by the terms of the then applicable stock incentive plan.

Executive Covenants: In consideration of each Executive's continued employment with the Company and the benefits and payments described in his respective Agreement, each Executive agrees to comply with and adhere to the following covenants during their term of his employment with the Company, including during any notice period of termination of employment and during a period of twelve months commencing upon termination of employment with the Company for any reason:

•	Covenant not to compete

•	Covenant not to disparage the Company or its products

•	Covenant not to solicit customers

•	Covenant not to recruit or hire the Company's employees

The preceding description of the Agreements is a summary of their material terms, do not purport to be complete, and are qualified in their entirety by reference to the Agreements, copies of which are being filed as Exhibit 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description
10.1	Executive Employment Agreement effective December 1, 2017 by and between Axon Enterprise, Inc. and Patrick W. Smith
10.2	Executive Employment Agreement effective December 1, 2017 by and between Axon Enterprise, Inc. and Luke S. Larson
10.3	Executive Employment Agreement effective December 1, 2017 by and between Axon Enterprise, Inc. and Douglas E. Klint
10.4	Executive Employment Agreement effective December 1, 2017 by and between Axon Enterprise, Inc. and Joshua M. Isner

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2017	Axon Enterprise, Inc.
	By:	/s/ DOUGLAS E. KLINT
Douglas E. Klint
EVP, General Counsel